Supplement Dated August 9, 2016

to the Class I Shares Prospectus of the

Timothy Plan Family of Funds

Dated January 29, 2016

The Class I Shares Prospectus for the Timothy Plan Family of Funds, dated January 29, 2016, is amended as follows:

The Section of the Prospectus entitled “How to Buy Shares”, beginning on page 65 of the Prospectus, is deleted and replaced in its entirety with:

How To Buy Shares

OPENING AND ADDING TO YOUR ACCOUNT

Class I shares are offered only through fee based investment advisors for the benefit of their clients, institutional investors, and through certain investment platforms, for their traditional clients and for ERISA and non-ERISA pension and retirement plans. Any questions you may have can be answered by calling (800) 846-7526.

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, must be drawn on a U.S. bank. Please remember that the Trust reserves the right to reject any purchase order for Fund shares. Timothy Plan accepts personal checks made payable to the Timothy Plan. Unless pre-authorized by the Fund at the Fund’s sole discretion, the Timothy Plan will not accept third party checks. The minimum initial investment amount for Class I shares, is:

Type of Investment Account	Minimum Initial Purchase Amount	Minimum Subsequent Purchase Amount
Regular Accounts	$25,000	$5,000
ERISA Retirement Plans	None	None
Other Recognized Retirement Plans or Accounts	None	None

The Section of the Prospectus entitled “Purchasing Shares by Wire Transfer”, beginning on page 65 of the Prospectus, is deleted and replaced in its entirety with:

PURCHASING SHARES BY WIRE TRANSFER

To make an initial purchase of shares by wire transfer, you need to take the following steps:

1.	Fill out and mail or fax (402-963-9094), or complete an electronic Account Registration Form, to the Transfer Agent.
2.	Call (800) 662-0201 to inform us that a wire is being sent.
3.	Obtain an account number from the Transfer Agent.
4.	Ask your bank to wire funds to the account of:

First National Bank of Omaha
Cinti/Trust, ABA #	104000016
Credit:	The Timothy Plan
Account #:	110333337
For further credit to:	(Your Name and Account #)

Include your name(s), address and taxpayer identification number or Social Security number on the wire transfer instructions. The wire should state that you are opening a new Fund account.

As a convenience for investors, the Trust allows investors to fax an Account Registration Form to the Transfer Agent, or complete an electronically signed application. If you elect to fax your form to the Transfer Agent, you must also mail the original to the Transfer Agent for the Trust’s permanent files.

To make subsequent purchases by wire, ask your bank to wire funds using the instructions listed above, and be sure to include your account number on the wire transfer instructions.

If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. Either fill out and mail the Form included with this prospectus, or call the Transfer Agent and they will send you an application.

You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

ALL PORTIONS OF THE PROSPECTUS NOT CHANGED BY THIS SUPPLEMENT OR OTHER SUPPLEMENTS SHALL REMAIN IN FULL FORCE AND EFFECT.